Exhibit 10.1

Trillium Therapeutics Inc.
U.S. Employee Change in Control Severance Policy

Trillium Therapeutics Inc. hereby adopts the Trillium Therapeutics Inc. Change in Control Severance Policy for eligible employees of the Company (the “Policy”), effective as of [●] (the “Effective Date”). The Policy is designed to attract and retain talent and to assure the present and future continuity, objectivity and dedication of employees in the event of any Change in Control to maximize the value of the Company on a Change in Control. All employees of the Company or any subsidiary of the Company (i) and residents of the United States and (ii) who remain employed by the Company or any of its subsidiaries through the qualifying employment termination in connection with a Change in Control shall be eligible to receive severance pay and other benefits pursuant to, and in accordance with the terms of, this Policy.

1.Definitions.

For purposes of the Policy, the following terms are defined as follows:

1.1“Administrator” means the Board or any committee or individual duly authorized by the Board to administer the Policy. The Board may at any time administer the Policy, in whole or in part, notwithstanding that the Board has previously appointed a committee or an individual to act as the Administrator.

1.2“Board” means the Board of Directors of the Company.

1.3“Base Salary” means the Participant’s annual base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the date of the Participant’s Change in Control Termination (prior to any reduction that constituted “Good Reason”), or at the rate in effect immediately prior to the Change in Control, if higher.

1.4“Cause” means the occurrence of any one or more of the following:

(a)the willful failure or continuing refusal by the Participant to perform his or her duties to the Company;

(b)any act of willful or intentional misconduct, or a grossly negligent act by the Participant having the effect of injuring, in a material way (as determined in good-faith by the Chief Executive Officer), the business or reputation of the Company, including but not limited to, any officer, director, or executive of the Company;

(c)willful misconduct by the Participant in carrying out his or her duties or obligations to the Company, including, without limitation, insubordination with respect to lawful directions received by the Participant from his or her immediate supervisor, the Chief Executive Officer or the Board of Directors of the Company;

(d)the Participant’s indictment for any felony or a misdemeanor involving fraud, dishonesty or moral turpitude (including entry of a nolo contendere plea) (“indictment” for these purposes means an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

(e)the determination by the Company, based upon clear and convincing evidence, after a reasonable and good-faith investigation by the Company following a written allegation by another employee of the Company, that the Participant engaged in some form of harassment whether or not prohibited by law (including, without limitation, age, sex or race discrimination);

(f)any intentional misappropriation of the property of the Company, or embezzlement of its funds or assets (whether or not a misdemeanor or felony); or

(g)the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company, any statutory duty the Participant owes to the Company, or any material Company policy.

In the event the Participant is a party to an employment agreement with the Company or any subsidiary that contains a different definition of “cause,” the definition set forth in such other agreement shall be applicable to the Participant for purposes of this Policy and not this definition.

1.5“Change in Control” means the consummation of the first event to constitute a “Change in Control” as defined in the Trillium Therapeutics Inc. 2020 Omnibus Equity Incentive Plan.

1.6“Change in Control Termination” means an Involuntary Termination Without Cause or a resignation by the Participant for Good Reason, in each case, which occurs as of or within eighteen months following the effective date of a Change in Control. Termination of employment as a result of the Participant’s death or disability shall not be deemed a Change in Control Termination.

1.7“Change in Control Termination Date” means the effective date of the Participant’s Change in Control Termination.

1.8“Chief Executive Officer” means the Chief Executive Officer of the Company.

1.9“Code” means the Internal Revenue Code of 1986, as amended.

1.10“Company” means Trillium Therapeutics Inc., any successor to Trillium Therapeutics Inc. and, following a Change in Control, the surviving or controlling entity resulting from such a Change in Control or the entity to which the Company’s assets were transferred in the case where the Change in Control is an asset sale. References in this Policy to employment by the Company shall also refer to employment by and subsidiary of the Company.

1.11“Company Equity Incentive Plan” means any equity incentive plan adopted by the Company.

1.12“Good Reason” means (i) a material diminution in the Participant’s Base Salary or Target Bonus except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all employees of the Company or (ii) a material change in the geographic location of the principal office of the Company to which the Participant is assigned, such that there is an increase of at least fifty (50) miles of driving distance to such location from the Participant’s principal residence as of such change. Participant shall not be considered to have terminated his/her employment for Good Reason unless Participant has (1) reasonably determined in good faith that a Good Reason condition has occurred; (2) not consented to the occurrence that Participant alleges constitutes Good Reason; (3) given the Company written notice of termination for Good Reason not more than thirty (30) days after the initial existence of the alleged condition giving rise to Good Reason; (4) given the Company at least thirty (30) days after receipt of such notice to cure the alleged deficiency; and (5) terminated his/her employment within sixty (60) days following the Company’s receipt of such notice. In all respects, the definition of Good Reason shall be interpreted to comply with Section 409A of the Code, and any successor statute, regulation and guidance thereto. In the event the Participant is a party to an employment agreement with the Company or any subsidiary that contains a different definition of “good reason,” the definition set forth in such other agreement shall be applicable to the Participant for purposes of this Policy and not this definition.

1.13“Involuntary Termination Without Cause” means a Participant’s dismissal or discharge by the Company for a reason other than Cause, death or disability. For the avoidance of doubt, if, in connection with a Change in Control, an employee is terminated and offered “immediate reemployment” by the surviving or controlling entity resulting from a Change in Control or the entity to which the Company’s assets were transferred in the case of an asset sale constituting a Change in Control, then such termination shall not constitute an Involuntary Termination Without Cause. For purposes of the foregoing, “immediate reemployment” shall mean that the employee’s employment with the surviving or controlling entity resulting from a Change in Control or the entity to which the Company’s assets were transferred in the case of an asset sale constituting a Change in Control, results in uninterrupted employment such that the employee does not suffer a lapse in pay as a result of the Change in Control and the terms of such reemployment, taken as a whole, are not less favorable than the terms of employment with the Company immediately prior to such employee’s termination of employment.

1.14“Participant” means an individual who (i) on the effective date of a Change of Control is an employee of the Company or any of its subsidiaries and (ii) on the Change in Control Termination Date is a United States resident. The determination of whether an employee is a Participant shall be made by the Administrator, in its sole discretion, and such determination shall be binding and conclusive on all persons.

1.15“Severance Payment” means the cash severance payment payable to a Participant pursuant to Section 2.2 of the Policy and calculated in accordance with Exhibit A.

1.16“Target Bonus” means the Participant’s target annual cash incentive compensation, at the rate in effect for the year in which the Participant’s Change in Control Termination occurs (prior to any reduction that constituted “Good Reason”), or at the rate in effect immediately prior to the Change in Control, if higher.

2.Benefits

2.1Accrued Benefits. Upon termination of the Participant’s employment by the Company or by the Participant regardless of the cause or reason, the Participant shall be entitled to the following, referred to herein as the “Accrued Benefits”: (a) payment of any accrued, unpaid base salary through the termination date; (b) if provided for under the Company’s vacation plan or policy or required by applicable law, payment for any accrued, unused vacation days through the termination date; and (c) reimbursement for any approved business expenses that the Participant has timely submitted for reimbursement in accordance with the Company’s business expense reimbursement policy or practice.

2.2Severance Pay for Change in Control Termination. If the Participant satisfies the requirements of the Policy set forth in Section 3, including but not limited to the Participant’s execution and non-revocation of the Release, each Participant who incurs a Change in Control Termination shall be entitled to receive a cash Severance Payment equal to the number of months of his or her Base Salary as set forth in Exhibit A. Such amount shall be paid in one lump sum payment on the first regularly scheduled payroll period following the later of (i) the Participant’s Change in Control Termination Date, or (ii) the date the Release becomes fully effective (the “Release Effective Date”) and shall be subject to all applicable withholding for federal, state and local taxes.

2.3Continued Medical Benefits.

(a)If the Participant satisfies the requirements of this Policy set forth in Section 3, including but not limited to the Participant’s execution and non-revocation of the Release, and is eligible for and timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall pay the monthly employer contribution that the Company would have made to provide medical, dental and vision insurance to the Participant (including Participant’s eligible dependents) if the Participant had remained employed by the Company or one of its subsidiaries for up to the number of months as specified in Exhibit A (the “COBRA Period”); provided, however, that no such premium payments (or any other payments for medical, dental or vision coverage by the Company) shall be made following the Participant’s death or the effective date of the Participant’s coverage by a medical, dental or vision insurance plan of a subsequent employer. Each Participant shall be required to notify the Company immediately if the Participant becomes covered by a medical, dental or vision insurance plan of a subsequent employer. Upon the conclusion of the COBRA Period (or such shorter period during which the Company is obligated to pay premiums pursuant to this Section 2.3), the Participant will be responsible for the entire payment of premiums required under COBRA.

(b)For purposes of this Section 2.3, (i) references to COBRA shall be deemed to refer also to analogous provisions of state law and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Participant under a Code 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Participant.

(c)Notwithstanding the foregoing, if the Company, in its sole discretion, determines that it cannot provide the foregoing subsidy of COBRA coverage without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), the Company instead shall provide to the Participant a taxable monthly payment in an amount equal to monthly employer contribution that the Company would have made to provide medical, dental and vision insurance to the Participant (including Participant’s eligible dependents) if the Participant had remained employed by the Company or one of its subsidiaries, which payments shall be made regardless of whether the Participant elects COBRA continuation coverage, shall commence on the later of (i) the first day of the month following the month in which the Change in Control Termination Date occurs, (ii) the Release Effective Date, and (iii) the effective date of the Company’s determination of violation of applicable law, and shall end on the earliest of (x) the Participant’s death, (y) the effective date on which the Participant becomes covered by a medical, dental or vision insurance plan of a subsequent employer, and (z) the last day of the COBRA Period.

2.4Outplacement Assistance. If the Participant satisfies the requirements of the Policy set forth in Section 3, including but not limited to the Participant’s execution and non-revocation of the Release, the Participant shall be eligible to receive, at the Company’s expense, outplacement services from an outplacement agency selected or approved by the Company for the number of months set forth in Exhibit A. If the Company’s fulfillment of the foregoing commitment takes the form of reimbursement of expenses borne by the Participant, the Participant shall provide satisfactory evidence of the outplacement service expenses that the Participant has incurred to Company within ninety (90) days of the date such expense is incurred. The Company will reimburse such expense within thirty (30) days of presentation of such satisfactory evidence. In no event shall the outplacement services benefit be subject to liquidation or exchange for another benefit.

2.5Tax Withholdings. The Company shall have authority to withhold or cause to have withheld applicable income and payroll taxes from any payments made under the Policy to the extent required by law.

2.6Death. If the Participant dies before receiving his or her cash Severance Payment under Section 2.2, such Severance Payment will be paid to the appointed administrator, executor or personal representative of the Participant’s estate on the same payment schedule as would have occurred absent the Participant’s death.

2.7Equity Awards. This Policy does not affect the terms of any outstanding equity awards. The treatment of any outstanding equity awards shall be determined in accordance with the terms of the Company Equity Incentive Plan(s) under which Participant’s equity awards were granted and the terms of the applicable equity award agreements.

3.	Eligibility for Benefits; Limitation of Benefits.

3.1Eligibility for Severance Payments. A Participant becomes eligible to receive Severance Payments under Section 2.2, COBRA premiums under Section 2.3 and outplacement assistance under Section 2.4 upon a Change in Control Termination provided that the Participant:

(a)returns to the Company any property of the Company which has come into the Participant’s possession; and

(b)executes a general release in a form reasonably acceptable to the Company (the “Release”) and such Release becomes fully effective all within the time frame set forth in the Release but in no event more than 60 days after the Change in Control Termination.

3.2No Duplication of Benefits. Notwithstanding the forgoing, in the event a Participant is party to an employment agreement or offer letter (collectively, an “Employment Agreement”) with the Company providing for more favorable severance payments or benefits under such Employment Agreement than under this Policy, or such Participant is entitled to receive more favorable severance payments or benefits under applicable law, the Participant may receive payments and benefits under such Employment Agreement or pursuant to applicable law only and not under both such Employment Agreement or applicable law, and this Policy.

3.3Mitigation. Except as otherwise specifically provided herein, a Participant shall not be required to mitigate damages or the amount of any payment provided under this Policy by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Policy be reduced by any compensation earned by a Participant as a result of employment by another employer or any retirement benefits received by such Participant after the date of the Participant’s termination of employment with the Company or any subsidiary.

3.4Application of Section 409A.

(a)The parties intend that this Policy will be administered in accordance with Section 409A of the Code and that all amounts payable hereunder shall be exempt from the requirements of such section as a result of being “short term deferrals” for purposes of Section 409A of the Code to the greatest extent possible. To the extent that any provision of this Policy is not exempt from Section 409A of the Code and ambiguous as to its compliance with Section 409A of the Code, the provision shall be read in such a manner to comply with Section 409A of the Code. Each payment pursuant to this Policy is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). The parties agree that this Policy may be amended, as reasonably requested by any party, and as may be necessary to fully comply with Section 409A of the Code and all related rules and regulations in order to preserve the payments and benefits provided hereunder without additional cost to any party.

(b)To the extent that any payment or benefit described in this Policy constitutes “non-qualified deferred compensation” under Section 409A of the Code, and to the extent that such payment or benefit is payable upon a Participant’s termination of employment, then such payments or benefits shall be payable only upon the Participant’s “separation from service.” The determination of whether and when a separation from service has occurred shall be made in accordance with the presumptions set forth in Treasury Regulation Section 1.409A-1(h).

(c)Neither the Company or any subsidiary of the Company makes any representations that the payments and benefits provided under the Policy are exempt from or comply with Section 409A and in no event shall the Company or any subsidiary of the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of noncompliance with Section 409A.

4.Policy Administration; Amendments and Terminations.

4.1Sole Discretion. The Administrator has sole discretion and authority to interpret and make determinations and decisions with respect to the Policy, including the authority to interpret its provisions and construe all of its terms, to authorize the payment of benefits, to establish and enforce such rules and regulations as it shall deem proper for the efficient administration of the Policy, to determine eligibility for benefits under the Policy and to determine the entitlement to and amount of Severance Payments and other benefits which shall be payable to any person in accordance with the provisions of the Policy. The decision, rules, interpretations, computations and other actions of the Administrator based on the Policy and documents presented to it shall be final, conclusive and binding on all persons.

4.2Authority to Delegate; Right to Retain Professionals. The Administrator may delegate any of its duties under the Policy to such individuals or entities from time to time as it may designate. The Administrator is authorized to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Policy.

4.3Reliance on Records. The Administrator shall be entitled to rely upon the records of the Company with respect to a Participant’s Base Salary and all other relevant matters and such records shall be conclusive for all purposes under the Policy.

4.4Amendments. The Company reserves the right, in its sole and absolute discretion, to amend, modify or terminate the Policy, in whole or in part, at any time or for any reason, except that any amendment, modification or termination of the Policy that reduces the amount of any payment or benefit due to a Participant or otherwise adversely affects a Participant shall not be effective as applied to a Participant without his or her consent. Notwithstanding the foregoing, the consent of the Participants shall not be needed under this Section 4.4 for the Company to amend, modify or terminate this Policy at any time prior to the closing of a Change in Control. Any action amending or terminating the Policy shall be in writing and executed by a duly authorized officer of the Company.

5.General Provisions.

5.1Transfer and Assignments. The rights of a Participant under the Policy are personal. No interest of a Participant under the Policy may be assigned, transferred, seized by legal process or subjected to the claims of creditors in any way. A Participant’s rights under the Policy are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance.

5.2Employment Status. The Policy shall not be deemed to constitute a contract of employment or impose on the Company or any subsidiary of the Company any obligation to retain any Participant as an employee, to continue any Participant’s current employment status or to change any employment policies of the Company or any subsidiary of the Company, nor shall any provision hereof restrict the right of the Company or any subsidiary of the Company to discharge any of its employees or restrict the right of any such employee to terminate his or her employment with the Company or any subsidiary of the Company.

5.3Governing Law. The Policy shall be construed according to the laws of the State of Delaware.

5.4Basis of Payments Pursuant to the Policy. Nothing contained in this Policy, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or legal representative or any other person. To the extent that a person acquires a right to receive payments under the Policy, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Policy. This Policy is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Adopted by Board of Directors: [__________________]

Exhibit A

CIC Severance Payments

Title/Level	Months of Base Salary, Benefits Continuation and Outplacement Assistance
Below Director	4 months
Director, Senior Director and Executive Director	6 months
Vice President	9 months
Senior Vice President and above	12 months

Trillium Therapeutics Inc.
Canadian Employee Change in Control Severance Policy

Trillium Therapeutics Inc. hereby adopts the Trillium Therapeutics Inc. Change in Control Severance Policy for eligible Canadian employees of the Company (the “Policy”), effective as of [●] (the “Effective Date”). The Policy is designed to attract and retain talent and to assure the present and future continuity, objectivity and dedication of employees in the event of any Change in Control to maximize the value of the Company on a Change in Control. All employees of the Company or any subsidiary of the Company who remain employed by the Company or any of its subsidiaries through the qualifying employment termination in connection with a Change in Control shall be eligible to receive severance pay and other benefits pursuant to, and in accordance with the terms of, this Policy.

For greater certainty, this policy establishes minimum severance entitlements for eligible Canadian employees who remain employed by the Company or any of its subsidiaries through the qualifying employment termination in connection with a Change in Control. To the extent that such a Canadian employee’s Employment Agreement (defined below) provides for a greater right or benefit, such greater right or benefit will prevail.

1.	Definitions.

For purposes of the Policy, the following terms are defined as follows:

1.1“Administrator” means the Board or any committee or individual duly authorized by the Board to administer the Policy. The Board may at any time administer the Policy, in whole or in part, notwithstanding that the Board has previously appointed a committee or an individual to act as the Administrator.

1.2“Board” means the Board of Directors of the Company.

1.3 “Base Salary” means the Participant’s annual base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the date of the Participant’s Change in Control Termination (prior to any reduction that constituted “Good Reason”), or at the rate in effect immediately prior to the Change in Control, if higher.

1.4“Cause” means the occurrence of any one or more of the following:

(a)the willful failure or continuing refusal by the Participant to perform his or her duties to the Company;

(b)any act of willful or intentional misconduct, or a grossly negligent act by the Participant having the effect of injuring, in a material way (as determined in good-faith by the Chief Executive Officer), the business or reputation of the Company, including but not limited to, any officer, director, or executive of the Company;

(c)willful misconduct by the Participant in carrying out his or her duties or obligations to the Company, including, without limitation, insubordination with respect to lawful directions received by the Participant from his or her immediate supervisor, the Chief Executive Officer or the Board of Directors of the Company;

(d)the Participant’s indictment for any criminal offence involving fraud, dishonesty or moral turpitude (“indictment” for these purposes means an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

(e)the determination by the Company, based upon clear and convincing evidence, after a reasonable and good-faith investigation by the Company following a written allegation by another employee of the Company, that the Participant engaged in some form of harassment whether or not prohibited by law (including, without limitation, age, sex or race discrimination);

(f)any intentional misappropriation of the property of the Company, or embezzlement of its funds or assets (whether or not a criminal offence); or

(g)the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company, any statutory duty the Participant owes to the Company, or any material Company policy.

In the event the Participant is a party to an employment agreement with the Company or any subsidiary that contains a different definition of “cause,” the definition set forth in such other agreement shall be applicable to the Participant for purposes of this Policy and not this definition.

1.5“Change in Control” means the consummation of the first event to constitute a “Change in Control” as defined in the Trillium Therapeutics Inc. 2020 Omnibus Equity Incentive Plan.

1.6“Change in Control Termination” means an Involuntary Termination Without Cause or a resignation by the Participant for Good Reason, in each case, which occurs as of or within eighteen months following the effective date of a Change in Control. Termination of employment as a result of the Participant’s death or disability shall not be deemed a Change in Control Termination.

1.7“Change in Control Termination Date” means the effective date of the Participant’s Change in Control Termination.

1.8“Chief Executive Officer” means the Chief Executive Officer of the Company.

1.9“Company” means Trillium Therapeutics Inc., any successor to Trillium Therapeutics Inc. and, following a Change in Control, the surviving or controlling entity resulting from such a Change in Control or the entity to which the Company’s assets were transferred in the case where the Change in Control is an asset sale. References in this Policy to employment by the Company shall also refer to employment by and subsidiary of the Company.

1.10“Company Equity Incentive Plan” means any equity incentive plan adopted by the Company.

1.11“Good Reason” means (i) a material diminution in the Participant’s Base Salary or Target Bonus except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all employees of the Company or (ii) a material change in the geographic location of the principal office of the Company to which the Participant is assigned, such that there is an increase of at least fifty (50) miles of driving distance to such location from the Participant’s principal residence as of such change. Participant shall not be considered to have terminated his/her employment for Good Reason unless Participant has (1) reasonably determined in good faith that a Good Reason condition has occurred; (2) not consented to the occurrence that Participant alleges constitutes Good Reason; (3) given the Company written notice of termination for Good Reason not more than thirty (30) days after the initial existence of the alleged condition giving rise to Good Reason; (4) given the Company at least thirty (30) days after receipt of such notice to cure the alleged deficiency; and (5) terminated his/her employment within sixty (60) days following the Company’s receipt of such notice. In the event the Participant is a party to an employment agreement with the Company or any subsidiary that contains a different definition of “good reason,” the definition set forth in such other agreement shall be applicable to the Participant for purposes of this Policy and not this definition.

1.12 “Involuntary Termination Without Cause” means a Participant’s dismissal or discharge by the Company for a reason other than Cause, death or disability. For the avoidance of doubt, if, in connection with a Change in Control, an employee is terminated and offered “immediate reemployment” by the surviving or controlling entity resulting from a Change in Control or the entity to which the Company’s assets were transferred in the case of an asset sale constituting a Change in Control, then such termination shall not constitute an Involuntary Termination Without Cause. For purposes of the foregoing, “immediate reemployment” shall mean that the employee’s employment with the surviving or controlling entity resulting from a Change in Control or the entity to which the Company’s assets were transferred in the case of an asset sale constituting a Change in Control, results in uninterrupted employment such that the employee does not suffer a lapse in pay as a result of the Change in Control and the terms of such reemployment, taken as a whole, are not less favorable than the terms of employment with the Company immediately prior to such employee’s termination of employment.

1.13“Participant” means an individual who on the effective date of a Change of Control is an employee of the Company or any of its subsidiaries. The determination of whether an employee is a Participant shall be made by the Administrator, in its sole discretion, and such determination shall be binding and conclusive on all persons.

1.14“Severance Payment” means the cash severance payment payable to a Participant pursuant to Section 2.2 of the Policy and calculated in accordance with Exhibit A.

1.15“Target Bonus” means the Participant’s target annual cash incentive compensation, at the rate in effect for the year in which the Participant’s Change in Control Termination occurs (prior to any reduction that constituted “Good Reason”), or at the rate in effect immediately prior to the Change in Control, if higher.

2.Benefits

2.1Accrued Benefits. Upon termination of the Participant’s employment by the Company or by the Participant regardless of the cause or reason, the Participant shall be entitled to the following, referred to herein as the “Accrued Benefits”: (a) payment of any accrued, unpaid base salary through the termination date; (b) if provided for under the Company’s vacation plan or policy or required by applicable law, payment for any accrued, unused vacation days through the termination date; and (c) reimbursement for any approved business expenses that the Participant has timely submitted for reimbursement in accordance with the Company’s business expense reimbursement policy or practice.

2.2Severance Pay for Change in Control Termination. If the Participant satisfies the requirements of the Policy set forth in Section 3, including but not limited to the Participant’s execution and non-revocation of the Release, each Participant who incurs a Change in Control Termination shall be entitled to receive a cash Severance Payment equal to the number of months of his or her Base Salary as set forth in Exhibit A. Such amount shall be paid in one lump sum payment on the first regularly scheduled payroll period following the later of (i) the Participant’s Change in Control Termination Date, or (ii) the date the Release becomes fully effective (the “Release Effective Date”) and shall be subject to all applicable withholding for federal, provincial and local taxes.

2.3Outplacement Assistance. If the Participant satisfies the requirements of the Policy set forth in Section 3, including but not limited to the Participant’s execution and non-revocation of the Release, the Participant shall be eligible to receive, at the Company’s expense, outplacement services from an outplacement agency selected or approved by the Company for the number of months set forth in Exhibit A. If the Company’s fulfillment of the foregoing commitment takes the form of reimbursement of expenses borne by the Participant, the Participant shall provide satisfactory evidence of the outplacement service expenses that the Participant has incurred to Company within ninety (90) days of the date such expense is incurred. The Company will reimburse such expense within thirty (30) days of presentation of such satisfactory evidence. In no event shall the outplacement services benefit be subject to liquidation or exchange for another benefit.

2.4Tax Withholdings. The Company shall have authority to withhold or cause to have withheld applicable income and payroll taxes from any payments made under the Policy to the extent required by law.

2.5Death. If the Participant dies before receiving his or her cash Severance Payment under Section 2.2, such Severance Payment will be paid to the appointed administrator, executor or personal representative of the Participant’s estate on the same payment schedule as would have occurred absent the Participant’s death.

2.6Equity Awards. This Policy does not affect the terms of any outstanding equity awards. The treatment of any outstanding equity awards shall be determined in accordance with the terms of the Company Equity

Incentive Plan(s) under which Participant’s equity awards were granted and the terms of the applicable equity award agreements.

3.	Eligibility for Benefits; Limitation of Benefits.

3.1Eligibility for Severance Payments. A Participant becomes eligible to receive Severance Payments under Section 2.2, and outplacement assistance under Section 2.3 upon a Change in Control Termination provided that the Participant:

(a)returns to the Company any property of the Company which has come into the Participant’s possession; and

(b)executes a general release in a form reasonably acceptable to the Company (the “Release”) and such Release becomes fully effective all within the time frame set forth in the Release but in no event more than 60 days after the Change in Control Termination.

3.2No Duplication of Benefits. Notwithstanding the forgoing, in the event a Participant is party to an employment agreement or offer letter (collectively, an “Employment Agreement”) with the Company providing for more favorable severance payments or benefits under such Employment Agreement than under this Policy, or such Participant is entitled to receive more favorable severance payments or benefits under applicable law, the Participant may receive payments and benefits under such Employment Agreement or pursuant to applicable law only and not under both such Employment Agreement or applicable law, and this Policy.

3.3Mitigation. Except as otherwise specifically provided herein, a Participant shall not be required to mitigate damages or the amount of any payment provided under this Policy by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Policy be reduced by any compensation earned by a Participant as a result of employment by another employer or any retirement benefits received by such Participant after the date of the Participant’s termination of employment with the Company or any subsidiary.

4.	Policy Administration; Amendments and Terminations.

4.1Sole Discretion. The Administrator has sole discretion and authority to interpret and make determinations and decisions with respect to the Policy, including the authority to interpret its provisions and construe all of its terms, to authorize the payment of benefits, to establish and enforce such rules and regulations as it shall deem proper for the efficient administration of the Policy, to determine eligibility for benefits under the Policy and to determine the entitlement to and amount of Severance Payments and other benefits which shall be payable to any person in accordance with the provisions of the Policy. The decision, rules, interpretations, computations and other actions of the Administrator based on the Policy and documents presented to it shall be final, conclusive and binding on all persons.

4.2Authority to Delegate; Right to Retain Professionals. The Administrator may delegate any of its duties under the Policy to such individuals or entities from time to time as it may designate. The Administrator is authorized to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Policy.

4.3Reliance on Records. The Administrator shall be entitled to rely upon the records of the Company with respect to a Participant’s Base Salary and all other relevant matters and such records shall be conclusive for all purposes under the Policy.

4.4Amendments. The Company reserves the right, in its sole and absolute discretion, to amend, modify or terminate the Policy, in whole or in part, at any time or for any reason, except that any amendment, modification or termination of the Policy that reduces the amount of any payment or benefit due to a Participant or otherwise adversely affects a Participant shall not be effective as applied to a Participant without his or her consent. Notwithstanding the foregoing, the consent of the Participants shall not be needed under this Section 4.4 for the Company to amend, modify or terminate this Policy at any time prior to the closing of a Change in Control. Any action amending or terminating the Policy shall be in writing and executed by a duly authorized officer of the Company.

5.	General Provisions.

5.1Transfer and Assignments. The rights of a Participant under the Policy are personal. No interest of a Participant under the Policy may be assigned, transferred, seized by legal process or subjected to the claims of creditors in any way. A Participant’s rights under the Policy are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance.

5.2Employment Status. The Policy shall not be deemed to constitute a contract of employment or impose on the Company or any subsidiary of the Company any obligation to retain any Participant as an employee, to continue any Participant’s current employment status or to change any employment policies of the Company or any subsidiary of the Company, nor shall any provision hereof restrict the right of the Company or any subsidiary of the Company to discharge any of its employees or restrict the right of any such employee to terminate his or her employment with the Company or any subsidiary of the Company.

5.3Governing Law. The Policy shall be construed according to the laws of the Province of [●].

5.4Basis of Payments Pursuant to the Policy. Nothing contained in this Policy, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or legal representative or any other person. To the extent that a person acquires a right to receive payments under the Policy, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Policy.

Adopted by Board of Directors: [__________________]

Exhibit A

CIC Severance Payments

Title/Level	Months of Base Salary, Benefits Continuation and Outplacement Assistance
Below Director	4 months
Director, Senior and Executive Director	6 months
Vice President	9 months
Senior Vice President and above	12 months